UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Global Bond Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

26 Financial Statements

30 Financial Highlights

34 Notes to Financial Statements

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Summary of Administrative Fee Evaluation by Independent Fee Consultant

50 Account Management Resources

51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers, including issuers of emerging markets, present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets, especially emerging markets, generally exhibit greater price volatility and are less liquid than the US market. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. Moreover, this fund is "nondiversified" and can take larger positions in fewer issuers, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.22%, 2.03% and 1.94% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and the 1-year, 3-year, 5-year and 10-year periods for Class A and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Global Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	3.64%	-1.26%	4.06%	4.05%	4.42%
Class B	3.14%	-2.10%	3.28%	3.21%	3.58%
Class C	3.25%	-2.00%	3.29%	3.20%	3.59%
Barclays Capital Global Aggregate Bond Index+	6.68%	-2.20%	5.47%	4.87%	5.32%
Citigroup World Government Bond Index++	5.77%	-.49%	6.83%	5.55%	5.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/09	$ 9.45	$ 9.45	$ 9.45
10/31/08	$ 9.72	$ 9.72	$ 9.72
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .15	$ .11	$ .11
Capital Gain Distributions	$ .48	$ .48	$ .48
April Income Dividend*	$ .0281	$ .0223	$ .0223
SEC 30-day Yield as of 4/30/09+++	1.48%	.73%	.82%
Current Annualized Distribution Rate as of 4/30/09+++	3.57%	2.83%	2.83%
* The April dividend includes $.0097 of undistributed prior period taxable income.
+++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.70% for Class B shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.80% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Global Income Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	25	of	127	20
3-Year	13	of	96	14
5-Year	29	of	87	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Barclays Capital Global Aggregate Bond Index+ [] Citigroup World Government Bond Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,430	$10,762	$11,646	$14,712
	Average annual total return	-5.70%	2.48%	3.10%	3.94%
Class B	Growth of $10,000	$9,516	$10,819	$11,617	$14,210
	Average annual total return	-4.84%	2.66%	3.04%	3.58%
Class C	Growth of $10,000	$9,800	$11,020	$11,705	$14,234
	Average annual total return	-2.00%	3.29%	3.20%	3.59%
Barclays Capital Global Aggregate Bond Index+	Growth of $10,000	$9,780	$11,732	$12,682	$16,798
	Average annual total return	-2.20%	5.47%	4.87%	5.32%
Citigroup World Government Bond Index++	Growth of $10,000	$9,951	$12,191	$13,103	$17,577
	Average annual total return	-.49%	6.83%	5.55%	5.80%

The growth of $10,000 is cumulative.

+ Barclays Capital Global Aggregate Bond Index is an unmanaged broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. On March 1, 2009, the Barclays Capital Global Aggregate Bond Index replaced the Citigroup World Government Bond Index as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.
++ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 0.96% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Global Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	3.77%	-1.02%	4.34%	4.29%	4.68%
Barclays Capital Global Aggregate Bond Index+	6.68%	-2.20%	5.47%	4.87%	5.32%
Citigroup World Government Bond Index++	5.77%	-.49%	6.83%	5.55%	5.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 9.44
10/31/08	$ 9.71
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .16
Capital Gain Distributions	$ .48
April Income Dividend*	$ .0300
SEC 30-day Yield as of 4/30/09+++	1.86%
Current Annualized Distribution Rate as of 4/30/09+++	3.81%
* The April dividend includes $.0097 of undistributed prior period taxable income.
+++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Global Income Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	24	of	127	19
3-Year	12	of	96	13
5-Year	26	of	87	30
10-Year	21	of	52	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Bond Fund — Class S [] Barclays Capital Global Aggregate Bond Index+ [] Citigroup World Government Bond Index++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,898	$11,359	$12,340	$15,798
	Average annual total return	-1.02%	4.34%	4.29%	4.68%
Barclays Capital Global Aggregate Bond Index+	Growth of $10,000	$9,780	$11,732	$12,682	$16,798
	Average annual total return	-2.20%	5.47%	4.87%	5.32%
Citigroup World Government Bond Index++	Growth of $10,000	$9,951	$12,191	$13,103	$17,577
	Average annual total return	-.49%	6.83%	5.55%	5.80%

The growth of $10,000 is cumulative.

+ Barclays Capital Global Aggregate Bond Index is an unmanaged broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. On March 1, 2009, the Barclays Capital Global Aggregate Bond Index replaced the Citigroup World Government Bond Index as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.
++ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,036.40	$ 1,031.40	$ 1,032.50	$ 1,037.70
Expenses Paid per $1,000*	$ 6.26	$ 10.22	$ 9.83	$ 4.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,018.65	$ 1,014.73	$ 1,015.12	$ 1,020.08
Expenses Paid per $1,000*	$ 6.21	$ 10.14	$ 9.74	$ 4.76
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.24%	2.03%	1.95%	.95%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Global Bond Fund's strategy and the market environment during the six-month period ended April 30, 2009. The current team took over the fund's management duties on December 1, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the global bond markets perform during the semiannual reporting period?

A: The semiannual period was characterized by two intervals of highly divergent returns for the global bond market. In the first part of the period — the final two months of 2008 — the resurgence of the year-long credit crisis sent investors fleeing into US Treasuries and other government-backed securities, draining liquidity away from the capital markets and severely depressing the returns of higher-risk assets such as corporate issues, high-yield bonds and emerging-markets debt.

In the second part of the period — the first four months of 2009 — the tone of the global investment environment improved significantly. This interval brought both a gradual renewal of investor confidence and fresh concerns that the world's governments were stretching their finances too far in an effort to bail out the global economy. The result was underperformance for developed-market government issues and an improved showing for other segments of the bond market, such as investment-grade corporates, high-yield bonds and emerging-markets debt. When the dust settled at the end of the period, the fund's benchmark — the Barclays Capital Global Aggregate Bond Index — had produced a six-month return of 6.68%.1

Q: How did the fund perform?

A: The total return of the fund's Class A shares during the six months ended April 30, 2009, was 3.64%. The fund underperformed its benchmark and the 5.79% average return of the funds in its Lipper peer group, Global Income Funds.2 The fund stands in the top third of its peer group over the one-, three- and five-year periods ended April 30, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for more performance information.)

Q: The fund's benchmark changed during the course of the period. Why is this?

A: On March 1, 2009, we changed the benchmark from the Citigroup World Government Bond Index to the Barclays Capital Global Aggregate Bond Index.3 The Citigroup index was comprised entirely of sovereign government bonds, whereas the Barclays Index invests across the full range of the global bond market via holdings in corporate bonds, structured securities and mortgage-backed securities. Additionally, the Citigroup index held concentrated weightings that the fund was unable to replicate due to the requirements regarding appropriate portfolio diversification. Given these two key factors, we believed the Barclays index was more representative of this fund's approach.

Q: What other changes have you made to the fund since you took over on December 1?

A: The most significant change was our decision to reduce the fund's position in the emerging markets in general and Latin America in particular. When we took over the fund, it held a moderate off-benchmark weighting in the emerging markets. Once the asset class began to recover in the first quarter of 2009, we took the opportunity to reduce this weighting to less than 0.5% from greater than 3% of assets on October 31, 2008. The basis for this move was our desire to position the portfolio in a much more defensive manner amid the global recession and evolving credit crisis.

Another important shift was our reduction of the fund's previously large overweight in the US dollar to a level closer to that of the benchmark.4 By the close of the period, we had brought this position down to a slight underweight.

Q: What are your overall thoughts on the global fixed-income markets, and how is this reflected in the fund's positioning?

A: We would characterize our broader view as "cautiously optimistic." While the efforts of the world's governments to stimulate economic growth have led to a recovery in both investor sentiment and the performance of higher-risk asset classes, there continue to be significant imbalances in the global economy. As a result, we think that any efforts to call the bottom of the recession represent a potentially dangerous approach. We are therefore proceeding in a very cautious manner via a modest overweight in investment-grade corporates, a small position in high-yield bonds and currency exposures that do not deviate significantly from the benchmark. We believe this provides us with the flexibility not only to add risk if the global economy shows additional signs of a recovery, but also to avoid significant downside if investors' risk appetites begin to wane once again.

Another element of our positioning is an increased weighting in certain areas of the US bond market: short-term agency-backed securities, debt sponsored by the Federal Deposit Insurance Corporation (FDIC) and bonds issued as part of the Temporary Liquidity Guarantee Program, or TLGP.5 Our basis for buying the TLGP bonds was the fact that they carry a government guarantee and offer a yield of anywhere from 50 to 125 basis points (0.5 to 1.25 percentage points) over US Treasuries. The result of these purchases is that the fund has more of a domestic focus than it did six months ago, which reflects the fact that we are still not seeing the revival of risk appetite overseas that would warrant a larger position than the fund has at this time. Still, we will be monitoring the international markets for opportunities to add selectively to this segment of the portfolio.

Turning to the fund's non-US positioning, the fund is currently neutral in Japan due to the country's low absolute yield level. The fund is also neutrally positioned in the yen, which tends to outperform when global risk appetites wane. If this proves to be the case in the months ahead, we may take the opportunity to reduce this position to an underweight. We hold a more positive view on Europe, and we have elected to achieve a portion of this exposure through an overweight position in the Polish zloty. We are positive on the currency due to the fact that Poland is set to join the European Monetary Union in 2012, meaning that the value of the zloty will converge toward the euro as that date approaches. Additionally, Poland has one of the stronger economies in the region. The fund also holds a slightly overweight exposure to the British pound based on our belief that it has declined more against the dollar than fundamentals warrant.

Q: What factors helped and hurt performance during the past six months?

A: A number of factors were positive for performance. First, we added value through a position in US Treasury Inflation Protected Securities, or TIPS, in February and March. During this time, the fact that the United States is "printing money" to finance its stimulus efforts renewed investors' fear of inflation. Since TIPS are not represented in the benchmark, this position added value. An overweight position in the TLGP bonds mentioned above also was a positive factor in relative performance.

Outside of the United States, the fund benefited from an overweight in the United Kingdom during January and February, when that market outperformed amid heightened fears about slowing economic growth. Positions in government bonds issued by both El Salvador and Ukraine were positive factors in performance, as were below-benchmark positions in the underperforming markets of Ireland and Iceland.

On the negative side, the fund lost ground in currencies via overweight positions in the British pound and Japanese yen, both of which underperformed during the period. An overweight in Mexican government bonds, which also lagged, was an additional detractor from performance.

Q: Do you have any closing thoughts for investors?

A: While investors have largely focused on the downturn in equities, the bond market has also been subject to its share of volatility during the past six months. In the short term, this type of environment can prove unnerving to investors. Longer term, however, we believe it can create a positive environment for the fund because our ability to invest across the full range of the fixed-income asset class allows us to take advantage of the mispricings and value disparities that the global bond market has to offer.

1 Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based global investment-grade fixed-income measure comprised of three component indices: the US Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Income Funds category — Funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one which may be the United States. It is not possible to invest directly into a Lipper category.
3 The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
5 The Temporary Liquidity Guarantee Program was created by the FDIC to strengthen confidence and encourage liquidity in the banking system by guaranteeing newly issued senior unsecured debt of banks, thrifts and certain holding companies, and by providing full coverage of non-interest bearing deposit transaction accounts, regardless of dollar amount.

Portfolio Summary

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/09	10/31/08

US	40%	17%
Japan	13%	27%
United Kingdom	10%	5%
Germany	7%	16%
Netherlands	7%	8%
Italy	5%	6%
France	5%	5%
Canada	4%	2%
Austria	2%	2%
Belgium	—	3%
Sweden	—	3%
Other	7%	6%
	100%	100%
Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/09	10/31/08

Sovereign Bonds	52%	74%
Financials	19%	9%
Mortgage-Backed Securities Pass-Throughs	16%	—
US Treasury Obligations	4%	14%
Energy	2%	—
US Government Sponsored Agencies	1%	2%
Consumer Discretionary	1%	—
Commercial Mortgage-Backed Securities	—	1%
Other	5%	—
	100%	100%

Geographical exposure and asset allocation are subject to change.

Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/09	10/31/08

United States Dollar	42%	61%
Euro	28%	16%
Japanese Yen	16%	17%
British Pound	8%	2%
Polish Zloty	2%	—
Canadian Dollar	2%	—
Swedish Krona	1%	—
Australian Dollar	—	1%
Norwegian Krone	—	1%
Other	1%	2%
	100%	100%
Effective Maturity (Excludes Cash Equivalents)	4/30/09	10/31/08

Under 3 years	15%	19%
3-4.99 years	34%	20%
5-9.99 years	37%	35%
10 years or greater	14%	26%
	100%	100%
* Currency exposure after taking into account the effects of forward contracts.

Currency exposure and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 102.4%
Australia 0.4%
St. George Bank Ltd., 6.5%, 6/24/2013 (Cost $697,674) EUR	450,000	615,631
Austria 1.5%
Republic of Austria, 144A, 4.0%, 9/15/2016 (Cost $2,264,822) EUR	1,740,000	2,350,309
Canada 3.9%
Government of Canada:
4.25%, 6/1/2018 CAD	3,500,000	3,233,122
5.0%, 6/1/2014 CAD	1,990,000	1,905,484
Series WL43, 5.75%, 6/1/2029 CAD	590,000	621,020
Rogers Communications, Inc., 6.8%, 8/15/2018	235,000	246,258
(Cost $5,779,495)		6,005,884
Chile 0.8%
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019 (Cost $1,283,846)	1,150,000	1,225,294
El Salvador 0.0%
Republic of El Salvador, REG S, 8.25%, 4/10/2032 (Cost $21,032)	20,000	17,100
France 5.2%
Government of France:
3.5%, 4/25/2015 EUR	2,500,000	3,416,078
4.25%, 10/25/2023 EUR	3,480,000	4,725,574
(Cost $8,246,745)		8,141,652
Germany 7.3%
Federal Republic of Germany:
Series 05, 3.25%, 7/4/2015 EUR	2,280,000	3,112,326
Series 152, 3.5%, 4/12/2013 EUR	2,000,000	2,781,288
Kreditanstalt fuer Wiederaufbau, 0.75%, 3/22/2011 JPY	546,000,000	5,503,023
(Cost $11,100,443)		11,396,637
Greece 0.9%
Republic of Greece:
4.3%, 7/20/2017 EUR	715,000	901,118
4.5%, 9/20/2037 EUR	485,000	548,259
(Cost $1,706,398)		1,449,377
Indonesia 1.2%
Republic of Indonesia:
REG S, 6.625%, 2/17/2037	1,380,000	1,069,500
REG S, 6.875%, 1/17/2018	700,000	630,000
REG S, 8.5%, 10/12/2035	130,000	118,950
(Cost $2,134,591)		1,818,450
Italy 5.4%
Buoni Poliennali Del Tesoro:
4.0%, 4/15/2012 EUR	1,160,000	1,601,928
4.0%, 2/1/2017 EUR	1,100,000	1,486,759
5.25%, 8/1/2017 EUR	1,060,000	1,546,297
5.75%, 2/1/2033 EUR	1,630,000	2,327,524
6.0%, 5/1/2031 EUR	450,000	660,108
6.5%, 11/1/2027 EUR	460,000	713,863
(Cost $8,891,447)		8,336,479
Japan 13.3%
Government of Japan:
Series 256, 1.4%, 12/20/2013 JPY	642,000,000	6,690,445
Series 297, 1.4%, 12/20/2018 JPY	1,030,000,000	10,485,582
Series 64, 1.9%, 9/20/2023 JPY	55,000,000	566,077
Series 73, 2.0%, 12/20/2024 JPY	83,000,000	847,787
Series 74, 2.1%, 12/20/2024 JPY	202,000,000	2,090,776
(Cost $19,884,285)		20,680,667
Luxembourg 0.8%
European Investment Bank, 4.875%, 9/7/2016 (Cost $1,444,457) GBP	750,000	1,182,242
Netherlands 7.1%
Government of Netherlands:
4.5%, 7/15/2017 EUR	3,570,000	5,067,853
5.0%, 7/15/2011 EUR	3,670,000	5,203,255
KazMunaiGaz Finance Sub BV, Series 1, REG S, 8.375%, 7/2/2013	170,000	155,550
Majapahit Holding BV, REG S, 7.75%, 10/17/2016	350,000	292,899
PACCAR Financial Europe BV, 5.125%, 5/19/2011 EUR	250,000	323,307
(Cost $11,624,971)		11,042,864
Norway 0.4%
DnB NOR Bank ASA, 4.75%, 3/28/2011 EUR	400,000	540,534
Government of Norway, 5.5%, 5/15/2009 NOK	850,000	129,559
(Cost $652,039)		670,093
Panama 0.1%
Republic of Panama, 6.7%, 1/26/2036 (Cost $113,100)	120,000	115,800
Peru 0.9%
Republic of Peru:
6.55%, 3/14/2037	630,000	609,399
7.35%, 7/21/2025	770,000	829,675
(Cost $1,410,111)		1,439,074
Portugal 0.4%
Portugal Obrigacoes do Tesouro, 4.35%, 10/16/2017 (Cost $642,971) EUR	440,000	596,281
Spain 0.4%
Santander International Debt SA, 5.625%, 2/14/2012 (Cost $700,915) EUR	450,000	626,326
Sweden 0.5%
Government of Sweden, Series 1046, 5.5%, 10/8/2012 (Cost $1,002,429) SEK	6,000,000	832,743
Ukraine 0.2%
Government of Ukraine, REG S, 6.75%, 11/14/2017 (Cost $590,569)	590,000	348,100
United Kingdom 10.2%
Aviva PLC, 5.7%, 9/29/2049 EUR	450,000	208,323
Barclays Bank PLC, Series 169, 4.25%, 10/27/2011 EUR	150,000	207,946
Lloyds TSB Bank PLC, Series 2, 3.75%, 11/17/2011 EUR	400,000	548,372
Royal Bank of Scotland Group PLC, 5.25%, 5/15/2013 EUR	700,000	916,482
United Kingdom Treasury Bonds:
4.0%, 9/7/2016 GBP	315,000	498,382
4.25%, 6/7/2032 GBP	860,000	1,261,490
4.5%, 3/7/2013 GBP	5,900,000	9,421,000
4.75%, 12/7/2038 GBP	700,000	1,103,403
5.0%, 9/7/2014 GBP	440,000	736,072
5.0%, 3/7/2025 GBP	565,000	910,046
(Cost $17,194,945)		15,811,516
United States 41.5%
American Express Bank FSB, FDIC Guaranteed, 3.15%, 12/9/2011	5,000,000	5,134,915
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	600,000	628,182
AT&T, Inc., 5.8%, 2/15/2019	685,000	696,481
BA Credit Card Trust, Series 03A5, 4.15%, 4/19/2010 EUR	900,000	1,174,061
Bank of America Corp., Series L, FDIC Guaranteed, 2.1%, 4/30/2012	1,500,000	1,509,529
BB&T Corp., 6.85%, 4/30/2019 (b)	415,000	404,214
California, State Build America Bonds, 7.5%, 4/1/2034	450,000	468,432
ConocoPhillips, 5.75%, 2/1/2019	505,000	515,520
Cox Communications, Inc., 7.125%, 10/1/2012	650,000	657,043
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	1,410,000	1,398,805
Devon Energy Corp., 6.3%, 1/15/2019	800,000	828,051
Federal Home Loan Mortgage Corp., 4.75%, 11/17/2015	1,500,000	1,650,654
Federal National Mortgage Association:
4.5%, with various maturities from 3/1/2023 until 4/1/2023	4,109,451	4,228,886
5.0%, 3/1/2039	1,995,442	2,054,994
5.5%, 3/1/2039	8,978,401	9,334,032
6.0%, 5/1/2037	4,133,758	4,299,108
General Electric Capital Corp., 5.625%, 5/1/2018	974,000	849,753
Government National Mortgage Association:
5.0%, 12/1/2036 (b)	5,000,000	5,173,047
7.0%, with various maturities from 1/15/2029 until 2/152029	121,134	130,538
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	1,050,000	822,123
GS Mortgage Securities Corp. II, "A4", Series 2006-GG8, 5.56%, 11/10/2039	1,000,000	821,459
HCA, Inc., 144A, 8.5%, 4/15/2019	470,000	472,937
Hess Corp., 8.125%, 2/15/2019	800,000	876,439
JPMorgan Chase & Co., 6.3%, 4/23/2019	790,000	777,394
KeyBank NA, FDIC Guaranteed, 3.2%, 6/15/2012	5,000,000	5,154,745
Mariner Energy, Inc., 8.0%, 5/15/2017	350,000	253,750
New jersey, State Turnpike Authority Revenue, Build America Bonds, Series F, 7.414%, 1/1/2040	300,000	328,530
PNC Funding Corp., FDIC Guaranteed, 2.3%, 6/22/2012	2,000,000	2,006,548
Progress Energy, Inc., 7.05%, 3/15/2019	865,000	916,978
Safeway, Inc., 7.45%, 9/15/2027	520,000	523,558
The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014 (b)	420,000	418,384
7.5%, 2/15/2019	1,000,000	1,026,124
Time Warner Cable, Inc., 8.75%, 2/14/2019	1,000,000	1,124,170
US Treasury Bill, 0.26%*, 6/11/2009	469,000	468,968
US Treasury Notes:
1.75%, 1/31/2014	5,000,000	4,953,150
2.0%, 9/30/2010	500,000	509,472
Verizon Wireless Capital LLC, 144A, 8.5%, 11/15/2018	1,000,000	1,197,603
Waste Management, Inc., 6.375%, 3/11/2015	700,000	700,978
(Cost $64,059,863)		64,489,555
Total Bonds (Cost $161,447,148)		159,192,074

Loan Participations and Assignments 0.3%
Sovereign Loans
Russia
Gazprom, REG S, 6.51%, 3/7/2022	530,000	367,025
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018	100,000	80,500
Total Loan Participations and Assignments (Cost $618,870)		447,525
	Shares	Value ($)

Cash Equivalents 16.5%
Cash Management QP Trust, 0.46% (c) (Cost $25,676,849)	25,676,849	25,676,849
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $187,742,867)+	119.2	185,316,448
Other Assets and Liabilities, Net	(19.2)	(29,832,159)
Net Assets	100.0	155,484,289
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $188,319,642. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $3,003,194. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,304,115 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,307,309.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) When-issued or delayed delivery securities included.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

As of April 30, 2009, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	452,900	AUD	700,000	5/15/2009	55,285
USD	547,669	CHF	625,000	5/15/2009	46
USD	1,973,325	EUR	1,500,000	5/15/2009	11,219
USD	7,529,602	EUR	5,900,000	5/15/2009	276,272
EUR	4,225,191	GBP	3,700,000	5/15/2009	135,880
USD	404,053	MXN	6,300,000	5/15/2009	50,943
USD	1,038,884	PLN	3,500,000	5/15/2009	6,626
USD	2,812,527	SEK	23,000,000	5/15/2009	46,596
USD	499,201	SGD	750,000	5/15/2009	7,359
USD	2,217,820	EUR	1,700,000	7/10/2009	30,758
EUR	2,018,163	PLN	9,000,000	7/10/2009	17,959
Total unrealized appreciation					638,943
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	800,000	USD	639,948	5/15/2009	(30,498)
EUR	4,225,191	GBP	3,700,000	5/15/2009	(252,434)
USD	7,798,748	JPY	700,000,000	5/15/2009	(699,216)
CAD	2,800,000	USD	2,225,225	5/15/2009	(121,337)
GBP	1,500,000	USD	2,061,525	5/15/2009	(157,461)
GBP	3,175,000	USD	4,480,254	5/15/2009	(216,600)
JPY	700,000,000	USD	7,007,708	5/15/2009	(91,823)
MXN	6,300,000	USD	442,012	5/15/2009	(12,985)
SEK	23,000,000	USD	2,760,773	5/15/2009	(98,350)
EUR	2,018,163	PLN	9,000,000	7/10/2009	(7,934)
GBP	400,000	USD	569,480	7/10/2009	(22,262)
JPY	230,000,000	USD	2,304,956	7/10/2009	(29,763)
USD	2,343,471	JPY	230,000,000	7/10/2009	(8,752)
Total unrealized depreciation					(1,749,415)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	179,947,840	(1,110,472)
Level 3	5,368,608	—
Total	$ 185,316,448	$ (1,110,472)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 2,055,825
Total realized gain (loss)	(626,929)
Change in unrealized appreciation (depreciation)	878,211
Amortization premium/discount	130
Net purchases (sales)	3,061,371
Net transfers in (out) of Level 3	—
Balance as of April 30, 2009	$ 5,368,608
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ 434,700

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $162,066,018)	$ 159,639,599
Investment in Cash Management QP Trust (cost $25,676,849)	25,676,849
Total investments, at value (cost $187,742,867)	185,316,448
Foreign currency, at value (cost $213,821)	211,359
Interest receivable	1,895,035
Receivable for Fund shares sold	84,526
Net receivable on closed forward currency exchange contracts	35,721
Unrealized appreciation on forward foreign currency exchange contracts	638,943
Foreign taxes recoverable	7,412
Other assets	35,491
Total assets	188,224,935
Liabilities
Cash overdraft	122,018
Payable for investments purchased	22,561,597
Payable for when-issued and delayed delivery securities purchased	5,207,031
Payable for Fund shares redeemed	2,827,975
Unrealized depreciation on forward foreign currency exchange contracts	1,749,415
Payable for daily variation margin on closed futures contracts	18,311
Accrued management fee	56,441
Other accrued expenses and payables	197,858
Total liabilities	32,740,646
Net assets, at value	$ 155,484,289
Net Assets Consist of:
Undistributed net investment income	7,027,315
Net unrealized appreciation (depreciation) on: Investments	(2,426,419)
Foreign currency	(1,124,494)
Accumulated net realized gain (loss)	(8,127,079)
Paid-in capital	160,134,966
Net assets, at value	$ 155,484,289

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($31,465,803 ÷ 3,330,372 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.45
Maximum offering price per share (100 ÷ 95.50 of $9.45)	$ 9.90

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,529,156 ÷ 267,527 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,731,103 ÷ 606,430 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.45
Class S Net Asset Value, offering and redemption price(a) per share ($115,758,227 ÷ 12,260,506 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.44
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $5,514)	$ 2,578,555
Interest — Cash Management QP Trust	58,309
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	43,874
Total Income	2,680,738
Expenses: Management fee	356,492
Administration fee	80,738
Distribution and service fees	84,137
Services to shareholders	155,308
Custodian fee	30,634
Directors' fees and expenses	3,615
Reports to shareholders	30,835
Audit and tax fees	44,356
Legal fees	19,467
Registration fees	26,181
Other	29,570
Total expenses before expense reductions	861,333
Expense reductions	(503)
Total expenses after expense reductions	860,830
Net investment income	1,819,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,682,074
Futures	(195,984)
Foreign currency	(1,569,428)
(83,338)
Change in net unrealized appreciation (depreciation) on: Investments	5,706,946
Foreign currency	(3,012,293)
2,694,653
Net gain (loss)	2,611,315
Net increase (decrease) in net assets resulting from operations	$ 4,431,223

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 1,819,908	$ 3,389,027
Net realized gain (loss)	(83,338)	8,061,484
Change in net unrealized appreciation (depreciation)	2,694,653	(12,111,121)
Net increase (decrease) in net assets resulting from operations	4,431,223	(660,610)
Distributions to shareholders from: Net investment income: Class A	(500,244)	(814,037)
Class B	(31,718)	(53,431)
Class C	(71,328)	(107,694)
Class S	(1,998,759)	(2,689,743)
Net realized gains: Class A	(1,575,186)	—
Class B	(138,205)	—
Class C	(297,913)	—
Class S	(5,619,828)	—
Total distributions	(10,233,181)	(3,664,905)
Fund share transactions: Proceeds from shares sold	36,111,266	52,281,680
Reinvestment of distributions	9,134,491	3,122,264
Cost of shares redeemed	(30,458,894)	(34,934,550)
Redemption fees	4,111	2,998
Net increase (decrease) in net assets from Fund share transactions	14,790,974	20,472,392
Increase (decrease) in net assets	8,989,016	16,146,877
Net assets at beginning of period	146,495,273	130,348,396
Net assets at end of period (including undistributed net investment income of $7,027,315 and $7,809,456, respectively)	$ 155,484,289	$ 146,495,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.13
Income (loss) from investment operations: Net investment income[b]	.10	.23	.22	.21	.17	.22
Net realized and unrealized gain (loss)	.26	(.23)	.33	.24	(.05)	.42
Total from investment operations	.36	(.00)***	.55	.45	.12	.64
Less distributions from: Net investment income	(.15)	(.25)	(.25)	(.79)	(.46)	(.42)
Net realized gains on investment transactions	(.48)	—	—	—	—	—
Total distributions	(.63)	(.25)	(.25)	(.79)	(.46)	(.42)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.45	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35
Total Return (%)[c]	3.64**	(.07)[d]	5.92[d]	4.71[d]	.92[d]	6.71[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	32	29	31	34	39
Ratio of expenses before expense reductions (%)	1.24*	1.43	1.60	1.66	1.51	1.43
Ratio of expenses after expense reductions (%)	1.24*	1.27	1.40	1.41	1.33	1.31
Ratio of net investment income (%)	2.08*	2.27	2.25	2.12	1.68	2.12
Portfolio turnover rate (%)	101**	146	237	183	224	161
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.14
Income (loss) from investment operations: Net investment income[b]	.06	.15	.14	.13	.09	.13
Net realized and unrealized gain (loss)	.26	(.23)	.33	.24	(.06)	.42
Total from investment operations	.32	(.08)	.47	.37	.03	.55
Less distributions from: Net investment income	(.11)	(.17)	(.17)	(.71)	(.37)	(.34)
Net realized gains on investment transactions	(.48)	—	—	—	—	—
Total distributions	(.59)	(.17)	(.17)	(.71)	(.37)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.45	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35
Total Return (%)[c,d]	3.14**	(.72)	4.96	3.93	.06	5.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	2	4	5
Ratio of expenses before expense reductions (%)	2.07*	2.24	2.38	2.88	2.49	2.43
Ratio of expenses after expense reductions (%)	2.03*	2.02	2.15	2.23	2.18	2.17
Ratio of net investment income (%)	1.29*	1.52	1.50	1.30	.83	1.26
Portfolio turnover rate (%)	101**	146	237	183	224	161
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.97	$ 9.66	$ 10.00	$ 10.35	$ 10.14
Income (loss) from investment operations: Net investment income[b]	.07	.15	.15	.13	.09	.13
Net realized and unrealized gain (loss)	.25	(.23)	.33	.24	(.07)	.42
Total from investment operations	.32	(.08)	.48	.37	.02	.55
Less distributions from: Net investment income	(.11)	(.17)	(.17)	(.71)	(.37)	(.34)
Net realized gains on investment transactions	(.48)	—	—	—	—	—
Total distributions	(.59)	(.17)	(.17)	(.71)	(.37)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.45	$ 9.72	$ 9.97	$ 9.66	$ 10.00	$ 10.35
Total Return (%)[c]	3.25**	(.82)[d]	5.08[d]	3.94[d]	(.04)[d]	5.76[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	4	3	4	4
Ratio of expenses before expense reductions (%)	1.95*	2.15	2.35	2.51	2.30	2.24
Ratio of expenses after expense reductions (%)	1.95*	2.02	2.14	2.22	2.17	2.16
Ratio of net investment income (%)	1.37*	1.52	1.51	1.31	.84	1.27
Portfolio turnover rate (%)	101**	146	237	183	224	161
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.71	$ 9.96	$ 9.66	$ 10.00	$ 10.35	$ 10.13
Income (loss) from investment operations: Net investment income[b]	.11	.26	.24	.23	.20	.24
Net realized and unrealized gain (loss)	.26	(.23)	.34	.25	(.06)	.43
Total from investment operations	.37	.03	.58	.48	.14	.67
Less distributions from: Net investment income	(.16)	(.28)	(.28)	(.82)	(.49)	(.45)
Net realized gains on investment transactions	(.48)	—	—	—	—	—
Total distributions	(.64)	(.28)	(.28)	(.82)	(.49)	(.45)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.44	$ 9.71	$ 9.96	$ 9.66	$ 10.00	$ 10.35
Total Return (%)	3.77**	.17[c]	6.09[c]	5.11[c]	1.16[c]	6.86[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	105	95	108	115	128
Ratio of expenses before expense reductions (%)	.95*	1.17	1.33	1.41	1.22	1.19
Ratio of expenses after expense reductions (%)	.95*	1.02	1.15	1.16	1.08	1.07
Ratio of net investment income (%)	2.37*	2.52	2.50	2.37	1.93	2.36
Portfolio turnover rate (%)	101**	146	237	183	224	161
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate or currency market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $114,577,325 and $80,745,365, respectively. Purchases and sales of US Treasury obligations aggregated $50,892,545 and $68,477,679, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

Prior to December 1, 2008, pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, served as the subadvisor to the Fund. AAMISL was paid for its services by the Advisor from its fee as investment manager to the Fund. The Fund's Board approved the termination of AAMISL as the Fund's subadvisor. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMISL.

Prior to December 1, 2008, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Effective December 1, 2008, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.26%
Class B	2.01%
Class C	2.01%
Class S	1.01%

Accordingly, for the six months ended April 30, 2009, the management fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.44% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $80,738, of which $13,161 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 32,428	—	$ 8,155
Class B	3,769	503	927
Class C	3,781	—	527
Class S	80,488	—	34,482
	$ 120,466	$ 503	$ 44,091

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 10,431	$ 1,446
Class C	23,446	3,607
	$ 33,877	$ 5,053

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 39,062	$ 11,561.24%
Class B	3,407	983.24%
Class C	7,791	2,311.25%
	$ 50,260	$ 14,855

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $2,611.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and Class C shares was $4,275 and $3,085, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,920, of which $2,094 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	636,317	$ 6,306,573	1,622,285	$ 16,570,293
Class B	45,982	458,863	292,088	3,008,991
Class C	113,610	1,133,428	524,357	5,377,503
Class S	2,834,718	28,212,402	2,695,681	27,324,893
		$ 36,111,266		$ 52,281,680
Shares issued to shareholders in reinvestment of distributions
Class A	184,071	$ 1,766,260	66,185	$ 672,292
Class B	15,176	145,783	4,559	46,378
Class C	24,301	233,221	6,512	66,177
Class S	729,101	6,989,227	230,507	2,337,417
		$ 9,134,491		$ 3,122,264
Shares redeemed
Class A	(765,520)	$ (7,361,082)	(1,315,770)	$ (13,379,269)
Class B	(91,620)	(883,881)	(192,594)	(1,959,625)
Class C	(182,827)	(1,755,891)	(292,906)	(2,959,044)
Class S	(2,161,907)	(20,458,040)	(1,643,905)	(16,636,612)
		$ (30,458,894)		$ (34,934,550)
Redemption fees		$ 4,111		$ 2,998
Net increase (decrease)
Class A	54,868	$ 713,755	372,700	$ 3,865,646
Class B	(30,462)	(279,235)	104,053	1,095,911
Class C	(44,916)	(389,240)	237,963	2,484,734
Class S	1,401,912	14,745,694	1,282,283	13,026,101
		$ 14,790,974		$ 20,472,392

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009